SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2014

MICROELECTRONICS TECHNOLOGY COMPANY

(Exact name of Company as specified in its charter)

Nevada	001-32984	20-2675800
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
1155 Camino Del Mar #172 Del Mar, CA 92014
(Address of principal executive offices)
Phone: (949) 436-9382
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 5, 2014, Microelectronics Technology Company, a Nevada corporation (the “Company”) entered into an Asset/Intellectual Property Purchase Agreement with Classic Capital Inc., a Belize corporation (“Classic Capital”), pursuant to which the Company acquired certain intellectual property assets related toClassic Capital’s Bitcoin mining Bitcoin pool development and operation, Bitcoin server development, administration business, and the perpetual and exclusive commercial license to Classic Capital’s mining pool software source code; in exchange for aggregate cash payments of $100,000 and a convertible note for $150,000 totaling $250,000, to be paid by the Company as follows:

Convertible Note:

(i)

a convertible promissory note in the amount of $150,000 that has a 12 month term, 8% interest rate, and is convertible into the Company’s common stock at 70% of the fifteen day average price prior to conversion,

Cash Payment:

(ii)

$100,000 in cash payments that are payable in two installments, the first installment is for $50,000 and is due on May 31, 2014, and the second installment is for $50,000 and due on June 30, 2014.

The assets acquired by the Company include Classic Capital’s intellectual property related to its Bitcoin mining Bitcoin pool development and operation and Bitcoin server development and administration as well as, but not limited to (i) patents (ii) trademarks, (iii) copyrights, (iv) registrations; (v) proprietary computer software, and (vi) trade secrets, and the perpetual and exclusive commercial license to Classic Capital’s mining pool software source code, as further described in Exhibit A of exhibit 10.1 as filed, herewith.

The foregoing summary description of the Asset/Intellectual Property Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Asset/Intellectual Property Purchase Agreement. The Asset/Intellectual Property Purchase Agreement also contains customary events of default. For further information regarding the terms and conditions of the Asset/Intellectual Property Purchase Agreement, this reference is made to such agreement, which the Company has filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by this reference.

A copy of the Asset/Intellectual Property Purchase Agreement is filed herewith as Exhibit 10.1.

ITEM 2.01 – COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Acquisition

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01

ITEM 2.03 – CREATION OF A DIRECT FINANCIAL OBLIGATION.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03

ITEM 3.02 – UNREGISTERED SALES OF EQUITY SECURITIES.

The Convertible Note described under Item 1.01 above was offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended (“Securities Act”), and Regulation S promulgated thereunder. The offering was made to an “accredited investor” (as defined by Rule 501 under the Securities Act).

A copy of the Convertible Redeemable Note is filed herewith as Exhibit 10.2.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microelectronics Technology Company

Date: May 8, 2014

By: /s/ Brett Everett

Brett Everett

President & CEO